EXHIBIT 6

                       CONSENT OF INDEPENDENT ACCOUNTANTS


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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Post-Effective Amendment No. 1 to the registration statement on Form S-6 ("Registration Statement") of our report dated February 15, 2001, relating to the financial statements of PHL Variable Insurance Company, which appears in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
May 1, 2001